UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): March 27, 2025

ESSENT GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36157	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House
2 Church Street
Hamilton HM11, Bermuda
(Address of Principal Executive Offices and Zip Code)

(441) 297‑9901
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.015 par value	ESNT	New York Stock Exchange

Item 2.02    Results of Operations and Financial Condition

Item 7.01     Regulation FD Disclosure

Segment Information

In November 2023, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which requires public entities to disclose information about their reportable segments’ significant expenses on an interim and annual basis. This ASU was effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. Entities were required to adopt the changes to the segment reporting guidance on a retrospective basis. Upon the adoption of the accounting standard, the Company disclosed the required annual segment information in Footnote 18: Segment Reporting of its 2024 Form 10-K. In 2025, the Company will provide quarterly and year-to-date segment information in its Forms 10-Q and 10-K.

Supplemental Information

The Company is providing Exhibit 99.1 to this Current Report on Form 8-K as supplemental, unaudited historical segment information for each quarter of 2024. Exhibit 99.1 is furnished herewith and is incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission on February 19, 2025.

The information in this report, including Exhibit 99.1, has been “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section. The information in this report shall not be incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01             Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
99.1	Essent Group Ltd. and Subsidiaries 2024 Historical Quarterly Segment Information

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2025

ESSENT GROUP LTD.

By:    /s/ David B. Weinstock
Name: David B. Weinstock
Title: Senior Vice President, Chief Financial Officer